ONcore Lite II

ONcore Flex II

The Ohio National Life Insurance Company

Ohio National Variable Account A

Supplement dated July 22, 2019

to the Prospectuses dated May 1, 2019

The following supplements the prospectuses dated May 1, 2019. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus.

The following portfolios of Ohio National Fund, Inc. will be merging effective on or about August 23, 2019, or on such later date as may be deemed necessary in the judgment of the Board of the Directors of Ohio National Fund, Inc. (the “Mergers”). Contract Value that you have allocated to a target portfolio immediately prior to the Mergers will be allocated to the survivor portfolio. Any future allocation, dollar cost averaging or rebalancing instructions on your contract that are impacted will be updated automatically.

Target Portfolio	Survivor Portfolio
ON Equity Portfolio	ON BlackRock Advantage Large Cap Core Portfolio

ON Capital Appreciation Portfolio	ON BlackRock Advantage Large Cap Core Portfolio

ON ClearBridge Small Cap Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio

ON ICON Balanced Portfolio	ON BlackRock Balanced Allocation Portfolio

You may change investment allocations at any time by contacting customer service at 888.925.6446.

Investment Restrictions for Certain Optional Riders

If you have any GLWB Preferred I.S., GLWB Plus or GPP (2012) rider, upon completion of the Mergers, the ON BlackRock Balanced Allocation Portfolio will be added as an available investment option in Category 2.

1